Exhibit 10.1

KBR, INC. 2009 EMPLOYEE STOCK PURCHASE PLAN

1.            PLAN.  The purpose of the KBR, INC. 2009 EMPLOYEE STOCK PURCHASE PLAN (the “Plan”) is to furnish to eligible employees an incentive to advance the best interests of KBR, INC. (the “Company”) by providing a method whereby they voluntarily may purchase stock of the Company at a favorable price and upon favorable terms.  The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), although the Company makes no undertaking nor representation to maintain such qualification.  The provisions of the Plan shall be construed in a manner consistent with the requirements of that section of the Code.

2.            ADMINISTRATION OF THE PLAN.  The Plan shall be administered by the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”).  Subject to the provisions of the Plan, the Committee shall interpret the Plan and all options granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan, and shall correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option granted under the Plan in the manner and to the extent that the Committee deems desirable to carry the Plan or any option into effect.  The Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures.  Without limiting the generality of the foregoing, the Committee specifically is authorized to adopt rules or procedures regarding the handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures, participation limits and handling of stock certificates which vary with local requirements.  Any action taken or determination made by the Committee pursuant to this and the other paragraphs of the Plan shall be conclusive on all parties.  The act or determination of a majority of the Committee shall be deemed to be the act or determination of the Committee.  The Committee shall not be liable for any decision, determination, or action taken in good faith in connection with the administration of the Plan.  The Committee shall have the authority to delegate administration of the Plan to such officers and employees of the Company as the Committee deems appropriate, and such persons shall not be liable for any decision, determination, or action taken in good faith in connection with such delegated administration.

3.             ELIGIBILITY.  All employees of the Company and those of any present or future subsidiary corporations of the Company designated by the Company shall be eligible to participate in the Plan; provided, however, no option shall be granted to an employee if such employee, immediately after the option is granted, owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of its parent or subsidiary corporation (within the meaning of Sections 423(b)(3) and 424(d) of the Code). Notwithstanding the foregoing, the Committee may at any time and from time to time, in its sole discretion, designate a subsidiary corporation of the Company as an entity whose employees shall not be eligible to participate in the Plan.

4.             STOCK SUBJECT TO THE PLAN.  Subject to the provisions of paragraph 11 (relating to adjustment upon changes in stock), the aggregate number of shares which may be sold pursuant to options granted under the Plan shall not exceed 5,000,000 shares of the authorized $.001 par value common stock of the Company (“Stock”), which shares may be unissued shares or reacquired shares or shares bought on the market for purposes of the Plan.  Should any option granted under the Plan expire or terminate prior to its exercise in full, the shares theretofore subject to such option may again be subject to an option granted under the Plan.  Any shares which are not subject to outstanding options upon the termination of the Plan shall cease to be subject to the Plan.

5.             GRANT OF OPTIONS.

(a)      GENERAL STATEMENT; “DATE OF GRANT;” “OPTION PERIOD;” “DATE OF EXERCISE.”  Following the effective date of the Plan and continuing while the Plan remains in force, the Company will offer options under the Plan to all eligible employees to purchase shares of Stock.  These options shall be granted twice each year on a date to be determined by the Committee (each of which dates is hereinafter referred to as a “Date of Grant”).  The term of each option is 6 months (each of which 6 month periods is hereinafter referred to as an “Option Period”), which shall begin on a Date of Grant (the last day of each Option Period is hereinafter referred to as a “Date of Exercise”).  Subject to subparagraph 5(e), the number of shares of Stock subject to an option for a participant shall be equal to the quotient of (i) the aggregate payroll deductions (or, if payroll deductions are not permitted under local law, other means of contributions specified by the Committee) withheld on behalf of such participant in accordance with subparagraph 5(b) (including any participant contributions made in accordance with subparagraph 5(f)) during the Option Period, divided by (ii) the “Option Price” (defined below) of the Stock applicable to the Option Period; provided however, that the maximum number of shares of Stock that may be subject to any option offered under such Option Period for a participant may not exceed 10,000 (subject to adjustment in the same manner as provided in paragraph 11 with respect to the number of shares subject to the Plan and the number and Option Price of shares subject to options outstanding under the Plan). Notwithstanding the foregoing, if, as of any date that the Plan is in effect, there are not sufficient shares of Stock available under the Plan to allow for the grant to each participant of an option covering the number of shares determined in accordance with the preceding sentence, each participant shall be granted an option under the Plan for his or her pro-rata share of the total number of shares of Stock then available under the Plan.

(b)      ELECTION TO PARTICIPATE; PAYROLL DEDUCTION AUTHORIZATION.  Except as provided in subparagraph 5(f), an eligible employee may participate in the Plan only by means of payroll deduction, unless payroll deductions are not permitted under local laws, in which case an eligible employee may contribute by such other means as specified by the Committee.  Each eligible employee who elects to participate in the Plan shall deliver to the Company a payroll deduction or contribution authorization form within the time period and in a manner prescribed by the Committee (which may be in electronic or telephonic form) whereby he gives notice of his election to participate in the Plan as of the next following Date of Grant, and whereby he designates an integral whole percentage of his “Eligible Compensation” (as defined in subparagraph 5(d)) to be deducted from his compensation on each pay day and paid into the Plan for his account. The designated percentage may not be less than 1%, may not result in the payment into the Plan of less than $5.00 each pay day, and may not exceed either of the following: (i) 10% of the amount of Eligible Compensation from which the deduction is made; or (ii) an amount which will result in noncompliance with the $25,000 limitation stated in subparagraph 5(e).

(c)      CHANGES IN PAYROLL AUTHORIZATION. All payroll deductions or contributions made for a participant shall be credited to his account under the Plan.  A participant may discontinue his participation in the Plan as provided in paragraph 7 hereof, or may decrease the rate of his payroll deductions or contributions during the Option Period by completing or filing with the Company, at a time and in a manner prescribed by the Committee, a new payroll deduction or contribution authorization form authorizing a decrease in his payroll or contribution rate.  The Committee may, in its discretion, limit the number of payroll or contribution rate decreases during any Option Period.  The decrease in rate shall be effective as soon as administratively practicable after the Company’s receipt of the new payroll deduction or contribution authorization form.  A participant’s payroll deduction or contribution authorization form shall remain in effect for successive Option Periods unless terminated as provided in paragraph 7 hereof.

(d)      “ELIGIBLE COMPENSATION” DEFINED.  The term “Eligible Compensation” means regular rate of pay on the Date of Grant.  “Eligible Compensation” does not include short or long-term incentive plan payments, bonuses, overtime, or other special payments, fees, or allowances, except for special payments required by local law and treated as an integral, recurring part of compensation. The Committee shall have the discretion to determine what constitutes Eligible Compensation for participants outside the United States in a manner designed to be consistent with the foregoing definition.

(e)      $25,000 LIMITATION.  No employee shall be granted an option under the Plan to the extent the grant of an option under the Plan would permit his rights to purchase Stock under the Plan and under all other employee stock purchase plans of the Company and its parent and subsidiary corporations to accrue at a rate which exceeds $25,000 of fair market value of Stock (determined at the time the option is granted) for each calendar year in which any such option granted to such employee is outstanding at any time (within the meaning of Section 423(b)(8) of the Code). Any payroll deductions or contributions (or participant contributions made under subparagraph 5(f)) in excess of the amount specified in the foregoing sentence shall be returned to the participant as soon as administratively feasible after the next following Date of Exercise.

(f)       LEAVES OF ABSENCE.  During a paid leave of absence approved by the Company and meeting the requirements of U.S. Treasury Regulation Section 1.421-1(h)(2), a participant’s elected payroll deductions shall continue.  If a participant takes an unpaid leave of absence that is approved by the Company and meets the requirements of Treasury Regulation Section 1.421-1(h)(2), then such participant may contribute amounts to the Plan in lieu of his elected payroll deductions or contributions in accordance with procedures established by the Committee; provided, however, that a participant’s contributions while on such an unpaid leave of absence may not exceed the total amount of payroll deductions that would have been made had such participant not taken such an unpaid leave of absence. If a participant takes a leave of absence that is not described in the preceding sentences of this subparagraph 5(f), then he shall be considered to have terminated his employment for purposes of the Plan, unless otherwise required under local laws.  Further, notwithstanding the preceding provisions of this subparagraph 5(f), if a participant takes a leave of absence that is described in the first or second sentence of this subparagraph 5(f) and such leave of absence exceeds the Maximum Period, then he shall be considered to have terminated his employment for purposes of the Plan on the day immediately following the last day of the Maximum Period.  For purposes of the preceding sentence, the term “Maximum Period” shall mean, with respect to a participant, the three-month period beginning on the first day of the participant’s leave of absence; provided, however, that if the participant’s right to reemployment by the Company (or a parent or subsidiary corporation of the Company) is guaranteed either by statute or contract, then such three-month period shall be extended until the last day upon which such reemployment rights are so guaranteed.

(g)      CONTINUING ELECTION.  Subject to the limitation set forth in subparagraph 5(e), a participant (i) who has elected to participate in the Plan pursuant to subparagraph 5(b) as of a Date of Grant and (ii) who takes no action to change or revoke such election as of the next following Date of Grant and/or as of any subsequent Date of Grant prior to any such respective Date of Grant shall be deemed to have made the same election, including the same attendant payroll deduction or contribution authorization (or participant contribution agreement under subparagraph 5(f) if applicable), for such next following and/or subsequent Date(s) of Grant as was in effect immediately prior to such respective Date of Grant. If a participant’s payroll deductions or contributions, as applicable, are limited by subparagraph 5(e) for the Option Period beginning in any calendar year, then, subject to the limitation set forth in subparagraph 5(e), such payroll deductions or contributions shall recommence at the rate provided in such participant’s payroll deduction or contribution authorization or contribution agreement, as applicable, for the next Option Period unless the participant decreases the amount of his payroll deduction or contribution authorization or contribution agreement pursuant to paragraph 5, withdraws from the Plan as provided in paragraph 7, or is terminated from participation in the Plan as provided in paragraph 8.

(h)      TAX WITHHOLDING.  At the time an option under the Plan is exercised, in whole or in part, or at the time some or all of the Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, that arise upon the exercise of the option or the disposition of the Stock.  At any time, the Company may withhold from the participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including without limitation any withholding required to make available to the Company any tax deductions or benefits attributable to the sale or disposition of Stock purchased by the participant under the Plan.

(i)       FRACTIONAL STOCK. The Company shall issue or transfer fractional Stock under the Plan.  In the event that the amount of salary reduction contributions of any participant is not exactly equal to the purchase price for a whole number of shares of Stock, then any excess amount shall be used to purchase fractional Stock.

6.             EXERCISE OF OPTIONS.

(a)      GENERAL STATEMENT.  Subject to the limitation set forth in subparagraph 5(e), each participant in the Plan automatically and without any act on his part will be deemed to have exercised his option on each Date of Exercise.  Notwithstanding any provision of the Plan to the contrary, prior to the commencement of any Option Period, the Committee in its discretion may establish a minimum exercise price for such Option Period to the effect that if the Option Price for such Option Period is less than such minimum exercise price, then each participant shall be deemed to have withdrawn from the Plan pursuant to paragraph 7 immediately prior to the Date of Exercise of such offering period; provided, however, that a participant’s payroll deduction or contribution authorization (or participant contribution agreement under subparagraph 5(f), if applicable) shall not be terminated with respect to the Date of Grant of any subsequent Option Period by reason of any such deemed withdrawal. Any such minimum exercise price shall be subject to adjustment in the same manner as provided in paragraph 11 with respect to the number of shares subject to the Plan and the number and Option Price of shares subject to options outstanding under the Plan.

(b)      “OPTION PRICE” DEFINED.  The “Option Price” per share of Stock to be paid by each optionee on each exercise of his option shall be a sum equal to 95% of the fair market value of the Stock on the Date of Exercise.  The fair market value of the Stock on the Date of Exercise shall be the per share closing price of such Stock reported on the New York Stock Exchange composite tape for such date (or if such exchange is closed on that date, the first immediately preceding trading date).  If the Stock is traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the closing price of Stock on the most recent date on which Stock was publicly traded.  In the event Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

(c)       DELIVERY OF SHARES.  Except as provided below, the Company shall deliver to each participant a certificate issued in his name for the number of shares of Stock with respect to which such participant’s option was exercised and for which such participant has paid the Option Price.  The certificate shall be delivered as soon as practicable following the Date of Exercise.

In lieu of delivering share certificates directly to participants, the Company in its discretion may take such steps as it deems necessary or advisable (including, without limitation, the execution of service agreements and contracts) to effect the delivery of shares to a broker-dealer or similar custodian designated by the Company (the “Plan Broker”) on such terms and conditions as the Company determines in its discretion.  In such event, as soon as practicable following the Date of Exercise, the Company, on behalf of each participant, shall deliver to the Plan Broker a certificate for (or shall otherwise cause to be credited with the Plan Broker) the number of shares of Stock with respect to which such participant’s option was exercised and for which such participant has paid the Option Price.  The Plan Broker shall keep accurate records of the beneficial interests of each participant in such shares by means of the establishment and maintenance of an account for each participant.  Fees and expenses of the Plan Broker shall be paid by the Company and/or allocated among the respective participants in such manner as the Company determines in its discretion.  During any period that the Plan Broker arrangement described above is utilized in connection with the Plan, participants shall be required, at such time or times as may be designated by the Company, to enter into such agreements and authorizations (the terms of which may include, without limitation, restrictions on the transfer of shares from participants’ Plan Broker accounts) with the Plan Broker and the Company as the Company may prescribe.

In the event the Company is required to obtain from any commission or agency authority to issue any shares as provided above, the Company will seek to obtain such authority.  Inability of the Company to obtain from any such commission or agency authority which counsel for the Company deems necessary for the lawful issuance of any such shares shall relieve the Company from liability to any participant in the Plan except to return to him the amount of the balance in his account.

7.             WITHDRAWAL FROM THE PLAN.

(a)       WITHDRAWAL.  Any participant may withdraw in whole from the Plan at any time prior to 45 days before the Date of Exercise relating to a particular Option Period.  Partial withdrawals shall not be permitted.  A participant who wishes to withdraw from the Plan must deliver to the Company a notice of withdrawal in a form prepared by the Company (which may be in electronic or telephonic form).  The Company, promptly following the time when the notice of withdrawal is delivered, will refund to the participant the amount of the balance in his account under the Plan; and thereupon, automatically and without any further act on his part, his payroll deduction or contribution authorization or participant contribution agreement (as applicable), his interest in the Plan, and his option under the Plan shall terminate.

(b)       ELIGIBILITY FOLLOWING WITHDRAWAL.  A participant who withdraws from the Plan shall be eligible to participate again in the Plan upon expiration of the Option Period during which he withdrew (provided that he is otherwise eligible to participate in the Plan at such time).

8.             TERMINATION OF EMPLOYMENT.

(a)      TERMINATION OF EMPLOYMENT OTHER THAN BY RETIREMENT, DEATH OR DISABILITY.  If the employment of a participant terminates prior to the Date of Exercise relating to a particular Option Period, other than by retirement, death, or disability as provided in subparagraph 8(b) below, his participation in the Plan automatically and without any act on his part shall terminate as of the date of the termination of his employment; provided, however, that if the Date of Exercise for the Option Period during which such termination of employment occurs is not a Business Day and the participant’s employment terminates on the last Business Day of the Option Period, then such participant will be considered to have terminated employment, for purposes of this subparagraph 8(a), on the Date of Exercise. For purposes of the preceding sentence, the term “Business Day” shall mean any day except a Saturday, Sunday or other day on which national banking associations in the State of New York are generally closed for the conduct of commercial banking business.  Following the participant’s termination of employment as described above, the Company promptly will refund to him the amount of the balance in his account under the Plan, and thereupon his interest in the Plan and in any option under the Plan shall terminate.  For purposes of this paragraph, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or any of its subsidiaries in the case of transfer between or amongst the Company and any subsidiary that remains a subsidiary of the Company which is participating in the Plan.

(b)      TERMINATION OF EMPLOYMENT BY RETIREMENT, DEATH OR DISABILITY.  If the employment of a participant terminates by reason of such participant’s retirement (which shall mean a termination of employment for any reason other than cause (as defined below) after such participant has attained age 55) or due to such participant’s death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), then such participant, or such participant’s personal representative in the event of the participant’s death, and to the extent permitted by local law, shall have the right to elect either to:

(1) withdraw the amount of the balance in the participant’s account under the Plan at the date of such participant’s termination of employment; or

(2) exercise such participant’s option for the purchase of Stock on the last day of the Option Period during which termination of employment occurs for the purchase of the number of full shares of Stock which the amount of the balance in the participant’s account under the Plan at the date of such participant’s termination of employment will purchase at the applicable Option Price (subject to subparagraph 5(e)), with any balance remaining in the participant’s account under the Plan to be returned to such participant or such personal representative.

The participant or, if applicable, such personal representative, must make such election by giving notice to the Company at such time and in such manner as the Committee prescribes.  In the event that no such notice of election is timely received by the Company, the participant or personal representative will automatically be deemed to have elected as set forth in clause (1) above, and the balance in such participant’s account under the Plan shall be promptly distributed to the participant or such personal representative.  For purposes of this subparagraph 8(b), “cause” shall mean a termination of a participant’s employment because he is discharged for (A) fraud, theft, or embezzlement committed against the Company or a subsidiary, affiliated entity, or customer of the Company, (B) such participant’s willful misconduct in performance of the duties of his employment, or (C) such participant’s final conviction of a felony.

9.             RESTRICTION UPON ASSIGNMENT.  An option granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution.  Each option shall be exercisable, during his lifetime, only by the employee to whom granted.  The Company will not recognize and shall be under no duty to recognize any assignment or purported assignment by an employee of his option or of any rights under his option or under the Plan.

10.          RIGHTS OF STOCKHOLDER.  With respect to shares of Stock subject to an option, an optionee shall not be deemed to be a stockholder, and he shall not have any of the rights or privileges of a stockholder.  An optionee shall have the rights and privileges of a stockholder when, but not until, shares have been issued to him or on his behalf, as applicable, following exercise of his option.

11.          CHANGES IN STOCK; ADJUSTMENT.  Whenever any change is made in the Stock, by reason of a stock dividend or by reason of subdivision, stock split, reverse stock split, recapitalization, reorganization, combination, reclassification of shares or other similar change, appropriate action will be taken by the Board to adjust accordingly the number of shares subject to the Plan, the maximum number of shares that may be subject to any option, the number and Option Price of shares subject to options outstanding under the Plan, and the minimum Option Price, if any, established pursuant to subparagraph 6(a) with respect to outstanding options.

If the Company shall not be the surviving corporation in any merger or consolidation (or survives only as a subsidiary of another entity, or if the Company is to be dissolved or liquidated, then unless a surviving corporation assumes or substitutes new options (within the meaning of Section 424(a) of the Code) for all options then outstanding, (i) the Date of Exercise for all options then outstanding shall be accelerated to dates fixed by the Board prior to the effective date of such merger or consolidation or such dissolution or liquidation, (ii) an employee (or his legal representative) may make a lump-sum deposit prior to the Date of Exercise in lieu of the remaining payroll deductions (or remaining participant contributions under subparagraph 5(f)) which otherwise would have been made, and (iii) upon such effective date any unexercised options shall expire.

12.          USE OF FUNDS; NO INTEREST PAID.  All funds received or held by the Company under the Plan will be included in the general funds of the Company free of any trust or other restriction and may be used for any corporate purpose, except as may be required by applicable local law.  No interest will be paid to any participant or credited to his account under the Plan, except as may be required by applicable local law.

13.          TERM OF THE PLAN.  The Plan shall be effective on January 1, 2009, or upon the date of its adoption by the Board, if later, provided the Plan is approved by the stockholders of the Company within twelve months before or after the date the Plan is adopted.  Notwithstanding any provision in the Plan, no option granted under the Plan shall be exercisable prior to such stockholder approval, and, if the stockholders of the Company do not approve the Plan by the Date of Exercise of the first option granted hereunder, then the Plan shall automatically terminate, no options may be exercised hereunder, and the Company promptly shall refund to each participant the amount of the balance in the participant’s account under the Plan; and thereupon, automatically and without any further act on his part, his payroll deduction authorization (and participant contribution agreement, if applicable) and his interest in unexercised options under the Plan shall terminate. Except with respect to options then outstanding, if not sooner terminated under the provisions of paragraph 14, the Plan shall terminate upon and no further options shall be granted after February 27, 2018.

14.          AMENDMENT OR TERMINATION OF THE PLAN.  The Board in its discretion may terminate the Plan at any time with respect to any shares for which options have not theretofore been granted.  The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided, that no change in any option theretofore granted may be made which would impair the rights of the optionee without the consent of such optionee; and provided, further, that the Board may not make any alteration or amendment which would increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan (other than as a result of the antidilution provisions of the Plan) or change the class of individuals eligible to receive options under the Plan, without the approval of the stockholders of the Company.

15.          SECURITIES LAWS.  The Company shall not be obligated to issue any Stock pursuant to any option granted under the Plan at any time when the offer, issuance, or sale of shares covered by such option has not been registered under the U.S. Securities Act of 1933, as amended, or does not comply with such other state, federal, or foreign laws, rules, or regulations or the requirements of any stock exchange upon which the Stock may then be listed, as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the requirements of such laws, rules, regulations, or requirements available for the offer, issuance, and sale of such shares.

Further, all Stock acquired pursuant to the Plan shall be subject to the Company’s policies concerning compliance with securities laws and regulations, as such policies may be amended from time to time.  The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall comply with any applicable provisions of Rule 16b-3.  As to such persons, the Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required from time to time by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

16.          NO RESTRICTION ON CORPORATE ACTION.  Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action which is deemed by the Company or such subsidiary to be appropriate or in its best interest whether or not such action would have an adverse effect on the Plan or any award made under the Plan.  No employee, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

17.          MISCELLANEOUS PROVISIONS.

(a)      PARENT AND SUBSIDIARY CORPORATIONS.  For all purposes of the Plan, a corporation shall be considered to be a parent or subsidiary corporation of the Company only if such corporation is a parent or subsidiary corporation of the Company within the meaning of Sections 424(e) and (f) of the Code.

(b)      NUMBER AND GENDER.  Wherever appropriate herein, words used in the singular shall be considered to include the plural and words used in the plural shall be considered to include the singular.  The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender.

(c)      HEADINGS.  The headings and subheadings in the Plan are included solely for convenience, and if there is any conflict between such headings or subheadings and the text of the Plan, the text shall control.

(d)      NOT A CONTRACT OF EMPLOYMENT; NO ACQUIRED RIGHTS.  The adoption and maintenance of the Plan shall not be deemed to be a contract between the Company and any person or to be consideration for the employment of any person.  Participation in the Plan at any given time shall not be deemed to create the right to participate in the Plan, or any other arrangement permitting an employee of the Company to purchase Stock at a discount, in the future.  The rights and obligations under any participant’s terms of employment with the Company shall not be affected by participation in the Plan.  Nothing herein contained shall be deemed to give any person the right to be retained in the employ of the Company or to restrict the right of the Company to discharge any person at any time, nor shall the Plan be deemed to give the Company the right to require any person to remain in the employ of the Company or to restrict any person’s right to terminate his employment at any time.  The Plan shall not afford any participant any additional right to compensation as a result of the termination of such participant’s employment for any reason whatsoever.

(e)      COMPLIANCE WITH APPLICABLE LAWS.  The Company’s obligation to offer, issue, sell, or deliver Stock under the Plan is at all times subject to all approvals of and compliance with any governmental authorities (whether domestic or foreign) required in connection with the authorization, offer, issuance, sale, or delivery of Stock as well as all federal, state, local, and foreign laws.  Without limiting the scope of the preceding sentence, and notwithstanding any other provision in the Plan, the Company shall not be obligated to grant options or to offer, issue, sell, or deliver Stock under the Plan to or behalf of any employee who is a citizen or resident of a jurisdiction the laws of which, for reasons of its public policy, prohibit the Company from taking any such action with respect to such employee.

(f)       SEVERABILITY.  If any provision of the Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions hereof; instead, each provision shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provision had never been included herein.

(g)      ELECTRONIC AND/OR TELEPHONIC DOCUMENTATION AND SUBMISSION.  Any of the payroll deduction authorizations, enrollment documents, and any other forms and designations referenced in the Plan and their submission may be electronic and/or telephonic, as directed by the Committee.

(h)      GOVERNING LAW.  All provisions of the Plan shall be construed in accordance with the laws of Texas except to the extent preempted by federal law.

(i)       PERSONAL REPRESENTATIVE. For purposes of paragraph 8 of the Plan, a participant’s personal representative shall be the executor or administrator of the participant’s estate or equivalent individual having the authority under local law to act on behalf of the deceased participant with respect to the actions regarding the participant’s Plan participation set forth in paragraph 8.